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                             DEPARTMENT OF THE ARMY
                  U.S. ARMY COMMUNICATIONS-ELECTRONICS COMMAND
                 ACQUISITION CENTER-WASHINGTON OPERATIONS OFFICE
                2461 EISENHOWER AVENUE, ALEXANDRIA, VA 22331-0700

                                   12 May 1998

[LOGO] REPLY TO ATTENTION OF                                             [LOGO]

Acquisition Division B

H. Power Corporation
Attn:  Mr. Arthur Kaufman,
  Vice President
60 Montgomery Street
Belleville, NJ 07109

SUBJECT: Modification 01 to DAABO7-98-3-6003 (Other Transaction) for Fuel Cell/Battery Hybrid

1. This document constitutes Modification 01 to the subject Other Transaction Agreement between H. Power Corporation and U.S. Army CECOM Acquisition Center -Washington, under the terms of Article III, paragraph C.3. The agreement is administratively modified as follows:

2. The "Authorities" line on the signature page is amended to read, "10 U.S.C. 2371" only. Strike through "U.S.C. 2358".

3. Article IV is amended to change the Government Agreement Administrator to Peggy W. Butler, and to add Peggy A. Melanson as Grants & Cooperative Agreements Officer. Article V, paragraph B.2 is amended to change the address for the paying office. A change page is provided. Remove the sixth page after the signature page and replace it with the change page.

5. Attachment 5 is amended to change the first Government representative from Ana M. Kimberly to Peggy W. Butler, and to add Peggy A. Melanson. A change page is provided. Remove the old Attachment 5 and replace it with the change page.



                                          /s/ Peggy A. Melanson
                                          --------------------------------------
                                          Peggy A. Melanson
                                          Grants & Cooperative Agreement Officer
                                          United States of America

Encl


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GOVERNMENT AGREEMENT ADMINISTRATOR: Peggy W. Butler, Contracting Officer, (703)
325-4994; Peggy A. Melanson, Grants & Cooperative Agreement Officer,
(703) 325-6096.

H. POWER CONTRACT REPRESENTATIVE: Arthur Kaufman, Vice President, (201)
450-4400.

Technical matters under this Agreement shall be referred to the following representatives:

Government Program Manager: James E. Stephens, Jr., Project Engineer, (703) 704-2006 (CECOM Ft. Belvoir).

H. POWER PROGRAM MANAGER:  Peter Terry, Principal Investigator, (201) 450-4400.

Each party may change its representatives named in this Article by written notification to the other party.

ARTICLE V:  OBLIGATION AND PAYMENT

A.       Obligation

         1. The Government's liability to make payments to H. Power is limited to only those funds obligated under this Agreement or by amendment to the Agreement.

         2. If modification becomes necessary in performance of this Agreement, pursuant to Article III, paragraph B, the Government Agreement Administrator and
H. Power's Contract Representative shall execute a revised Schedule of Payable Milestones consistent with the then current Program Plan.

B.       Payments

         1. Prior to submission of invoices to the Government, H. Power shall have and maintain an established accounting system which complies with generally accepted accounting principles, and with the requirements of this Agreement; and shall ensure that appropriate arrangements have been made for receiving, distributing and accounting for Federal funds. Consistent with this, an acceptable accounting system will be one in which all cash receipts and disbursements are controlled and documented properly.

         2. H. Power shall document the accomplishments of each Payable Milestone by submitting the Payable Milestones Report required by Attachment 2, Part D. H. Power shall submit an original and five (5) copies of all invoices to the Government Agreement Administrator for payment approval. After written verification of the accomplishment of the Payable Milestone by the Government Program Manager, and Approval by the Government Agreement Administrator, the invoices will be forwarded to the payment office within thirty (30) calendar days of receipt of the invoices by the Government. PAYMENTS WILL BE MADE BY DEFENSE FINANCE ST. LOUIS, ATTN: DFAS-SL-FPV, P.O. BOX 240009, ST. LOUIS, MO

63120-0009 within ten (10) calendar days of the


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                                  ATTACHMENT 5

                 LIST OF GOVERNMENT AND H. POWER REPRESENTATIVES

GOVERNMENT                 Peggy W. Butler
                           CECOM Acquisition Center - Washington
                           2461 Eisenhower
                           Avenue Alexandria, VA 22331-0700
                           Phone 0703) 325-4994
                           Fax (703) 325-4995

                           Peggy A. Melanson
                           Grants & Cooperative Agreements Officer
                           CECOM Acquisition Center - Washington
                           2461 Eisenhower Avenue
                           Alexandria, VA 22331-0704
                           Phone (703) 325-6096
                           Fax (703) 325-4995

                           James E. Stephens, Jr.
                           CECOM Research & Development Center South
                           Environmental Systems Branch
                           10108 Gridley Road, Suite 1
                           Fort Belvoir, VA 22060-5817
                           Phone (703) 704-2006
                           Fax (703) 704-3794

H. POWER                   Arthur Kaufman
                           Vice President
                           H. Power Corporation
                           60 Montgomery Street
                           Belleville, NJ 07109
                           Phone (201) 450-4400
                           Fax (201) 450-9850


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